UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                               September 12, 2005


                        TRUMP ENTERTAINMENT RESORTS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-13794                                          13-3818402
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                           08401
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                   TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        33-90786                                          13-3818407
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                           08401
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       33-90786-1                                         13-3818405
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                            08401
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 12, 2005, Trump Plaza Associates, LLC ("Plaza Associates"), a Delaware limited liability company and a subsidiary of Trump Entertainment Resorts, Inc. (the "Company") that owns and operates Trump Plaza Hotel and Casino in Atlantic City, New Jersey ("Trump Plaza"), entered into an employment agreement with James Rigot (the "Rigot Employment Agreement").

         On September 14, 2005, Trump Taj Mahal Associates, LLC ("Taj Associates"), a Delaware limited liability company and a subsidiary of the Company that owns and operates Trump Taj Mahal Casino Resort in Atlantic City, New Jersey ("Taj Mahal"), entered into an employment agreement with Rosiland Krause (the "Krause Employment Agreement").

         The Rigot Employment Agreement and Krause Employment Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. Below is a summary of the material terms of the Rigot Employment Agreement and Krause Employment Agreement. Terms not defined herein shall have the meanings ascribed to them in the Rigot Employment Agreement or the Krause Employment Agreement, as the case may be.

Rigot Employment Agreement:
---------------------------

         Under the Rigot Employment Agreement, Mr. Rigot has agreed to serve as the General Manager of Trump Plaza, effective as of October 10, 2005 (the "Rigot Effective Date"), and will receive a base salary of $425,000 for his first year of service and $450,000 per year thereafter (the "Annual Base Salary"), subject to annual review and adjustment by Plaza Associates. Mr. Rigot will also receive a signing bonus of $325,000 (the "Rigot Signing Bonus") to be paid within fifteen (15) days of the Rigot Effective Date. If Mr. Rigot terminates the Rigot Employment Agreement on his own initiative within twelve (12) months of the Rigot Effective Date, Mr. Rigot shall reimburse Plaza Associates the Rigot Signing Bonus on a pro rata basis.

         Mr. Rigot will be eligible to receive an annual bonus equal to an amount ranging from 50% to 100% of the Annual Base Salary upon achievement of certain financial parameters to be determined and approved by the Compensation Committee of the Company's Board of Directors.

         Mr. Rigot will receive 15,000 restricted shares of common stock of Company, par value $0.001 per share (the "Common Stock"), under the Company's 2005 Incentive Award Plan (the "Plan"), subject to stockholder approval of the Plan, with all restrictions lapsing in one-third increments on each of September 30, 2006, 2007 and 2008. All vesting restrictions shall lapse in the event of a Change of Control. Mr. Rigot will also become eligible to participate in the Company's long-term compensation programs, as established from time to time by the Compensation Committee of the Company's Board of Directors.

         If Mr. Rigot's employment is terminated without Cause or by Mr. Rigot within thirty (30) days following a Change of Control, Mr. Rigot will be entitled to receive a payment equal to twelve (12) months of his then current


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
salary and health insurance reimbursements for the same period of time. If the Rigot Employment Agreement is terminated for Cause or if Mr. Rigot voluntarily resigns or retires, Mr. Rigot will receive, in full satisfaction all amounts due to him, an amount equal to the remainder of the Annual Base Salary through the date of termination and any vested benefits then due.

Krause Employment Agreement:
----------------------------

         Under the Krause Employment Agreement, Ms. Krause has agreed to serve as the Assistant General Manager of Taj Mahal, effective as of September 19, 2005 (the "Krause Effective Date") for a weekly base salary of $6,250 (the "Base Salary"), subject to annual review and adjustment by Taj Associates. Ms. Krause will also receive a signing bonus of $25,000 to be paid within fifteen (15) days of the Krause Effective Date and an additional bonus of $25,000 on February 1, 2006.

         Pursuant to the Krause Employment Agreement, Ms. Krause shall receive 10,000 restricted shares of the Common Stock under Plan (the "Plan"), subject to stockholder approval of the Plan, with all restrictions lapsing in one-third increments on each of September 30, 2006, 2007 and 2008. Ms. Krause will become eligible to participate in the Company's long-term compensation programs, as established from time to time by the Compensation Committee of the Company's Board of Directors. If the Company does not establish a long-term compensation plan, then Ms. Krause will be entitled to receive alternative cash awards.

         If Ms. Krause's employment is terminated by Taj Associates without Cause or by Ms. Krause following a Change of Control, Ms. Krause will be entitled to receive a payment equal to twelve (12) months of her then current salary and health insurance reimbursements for the same period of time. If the Krause Employment Agreement is terminated for Cause or if Ms. Krause voluntarily resigns or retires, Ms. Krause will receive, in full satisfaction all amounts due to her, an amount equal to the remainder of the Base Salary through the date of termination and any vested benefits then due.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Effective as of September 19, 2005, Plaza Associates terminated the employment agreement, dated January 1, 2003, with Matthew A. Harkness (the "Harkness Employment Agreement") pursuant to which Mr. Harkness served a the General Manager of Trump Plaza. In connection with the termination of the Harkness Employment Agreement, Mr. Harkness received a severance package including a payment of $200,000 in accordance with the Harkness Employment Agreement.

ITEM 7.01   REGULATION FD DISCLOSURE.

         The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth


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
by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by the Company on September 21, 2005.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits.

           10.1* Employment Agreement, dated September 12, 2005, between Trump Plaza Associates, LLC and James Rigot


           10.2* Employment Agreement, dated September 14, 2005, between Trump Taj Mahal Associates, LLC and Rosalind Krause


           99.1       Press Release, dated September 21, 2005


-------------------------
* Management Contract.





















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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRUMP ENTERTAINMENT RESORTS, INC.

                                 By: /s/ Robert M. Pickus
                                     -----------------------------------------
                                 Name:  Robert M. Pickus
                                 Title: Executive Vice President and Secretary
Date: September 23, 2005


                                 TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

                                 By: /s/ Robert M. Pickus
                                     -----------------------------------------
                                 Name:  Robert M. Pickus
                                 Title: Executive Vice President and Secretary
Date: September 23, 2005



                                 TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

                                 By: /s/ Robert M. Pickus
                                     -----------------------------------------
                                 Name:  Robert M. Pickus
                                 Title: Executive Vice President and Secretary
Date: September 23, 2005













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
                                  EXHIBIT INDEX

No.        Description
---        -----------

10.1* Employment Agreement, dated September 12, 2005, between Trump Plaza Associates, LLC and James Rigot

10.2* Employment Agreement, dated September 14, 2005, between Trump Taj Mahal Associates, LLC and Rosalind Krause

99.1       Press Release, dated September 21, 2005



------------------------
* Management Contract



























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